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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2000

MEDICALOGIC/MEDSCAPE, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-28285	93-0890696
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20500 NW Evergreen Parkway
Hillsboro, Oregon 97124
(Address of principal executive offices)

(503) 531-7000
(Registrant's telephone number, including area code)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    MedicaLogic/Medscape, Inc. (the "Company") is filing this amendment to its Current Report on Form 8-K dated May 11, 2000 (the "Original Filing") to include certain financial information relating to the acquisition of Total eMed, Inc. by the Company and the merger of the Company with Medscape, Inc., each of which were completed in May 2000. The financial statements included in this amendment were not required to be included in the Original Filing. The Company has filed the financial statements required by Rule 3-05 of Regulation S-X with this amendment so that they may be incorporated by reference into the Registration Statement on Form S-3 filed by the Company on May 29, 2001.

  (c)
  Exhibits.
99.1	Financial information for Total eMed, Inc. as of March 31, 2000 and December 31, 1999, and for the three months ended March 31, 2000 and 1999
99.2	Unaudited pro forma financial information for the three months ended March 31, 2000 for the combination of MedicaLogic, Inc., Medscape, Inc. and Total eMed, Inc.
99.3	Unaudited pro forma financial information for the three months ended March 31, 2000 for the combination of MedicaLogic, Inc. and Medscape, Inc.
99.4	Unaudited pro forma financial information for the three months ended March 31, 2000 for the combination of MedicaLogic, Inc. and Total eMed, Inc.

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Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2001	MEDICALOGIC/MEDSCAPE, INC.
	By:	/s/ Donald A. Bloodworth Donald A. Bloodworth Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited financial information for Total eMed, Inc. as of March 31, 2000 and December 31, 1999, and for the three months ended March 31, 2000 and 1999
99.2	Unaudited pro forma financial information for the three months ended March 31, 2000 for the combination of MedicaLogic, Inc., Medscape, Inc., and Total eMed, Inc.
99.3	Unaudited pro forma financial information for the three months ended March 31, 2000 for the combination of MedicaLogic, Inc. and Medscape, Inc.
99.4	Unaudited pro forma financial information for the three months ended March 31, 2000 for the combination of MedicaLogic, Inc. and Total eMed, Inc.

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  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
Signatures
EXHIBIT INDEX